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                                                                   EXHIBIT 10.11


                                REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (the "Agreement") is entered into as of November 24, 1997, by and among SUNSHINE MINING AND REFINING COMPANY, a Delaware corporation (the "Company"), on the one hand, and Stonehill Partners, L.P., GRS Partners, Aurora Limited Partnership and Stonehill Offshore Partners Limited (collectively, the "Stockholders"), on the other hand.

                                R E C I T A L S

A. This Agreement is entered into pursuant to the Purchase Agreement dated as of November 24, 1997 (the "Purchase Agreement"), by and among the Company and each of the Stockholders.

B. The Purchase Agreement provides for the issuance by the Company of an aggregate of $15,000,000 of senior unsecured notes (the "Notes") which are convertible into shares of the Company's common stock, par value $.01 per share (each share of such class being referred to herein as a share of "Common Stock", and the shares to be issued on conversion of the Notes being referred to herein as the "Conversion Shares"), to the Stockholders on the date hereof.

C. The Purchase Agreement also provides for the issuance by the Company of shares of Common Stock to the Stockholders (i) in lieu of cash to satisfy the coupon payments and certain other payments on the Notes (the "Payment Shares") and (ii) upon the exercise of certain warrants issued to them pursuant to the Purchase Agreement (the "Warrant Shares").

D. The Company and the Stockholders wish to provide for the registration of the Conversion Shares, the Coupon Shares and the Warrant Shares on the terms and conditions set forth herein.

                               A G R E E M E N T

         Based on the recitals set forth above and the promises contained herein, the parties agree as follows:

         1. Definitions. Any capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Notes or the Purchase Agreement. As used herein, the following terms shall have the following meanings:

         "Agreement" has the meaning set forth in the preamble.

         "Average Bid Price" has the meaning set forth in the Purchase
Agreement.

         "Business Day" means a day other than a Saturday, a Sunday, a day on which the banking institutions in the State and City of New York are authorized or obligated by law or executive order to close or a day that is declared a national or New York state holiday.
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         "Closing Date" means the date of this Agreement.

         "Company" has the meaning set forth in the preamble.

         "Company Counsel" has the meaning set forth in Section 2(a).

         "Common Stock" has the meaning set forth in the Recitals.

         "Conversion Price" means, with respect to any Note, the conversion price then in effect with respect to such Note as specified therein.

         "Conversion Shares" has the meaning set forth in the Recitals.

         "Default" means a Registration Default or an Effectiveness Default, as the case may be.

         "Effectiveness Default" has the meaning set forth in Section 3(a).

         "Effectiveness Period" has the meaning set forth in Section 2(a).

         "Effectiveness Target Date" means the 90th day after the Closing Date.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         "Liquidated Damages" has the meaning set forth in Section 3(a).

         "Notes" has the meaning set forth in the Recitals.

         "Outstanding Principal" has the meaning set forth in Section 3(a).

         "Payment Shares" has the meaning set forth in the Recitals.

         "Person" means a corporation, an association, a partnership, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or political subdivision thereof.

         "Prospectus" means the prospectus included in the Registration Statement, as amended or supplemented including, without limitation, by any post-effective amendments thereto, and all material incorporated by reference into such prospectus.

         "Purchase Agreement" has the meaning set forth in the Recitals.

         "Registration Default" has the meaning set forth in Section 3(a).

         "Registration Statement" has the meaning set forth in Section 2(a).





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         "Requisite Information" has the meaning set forth in Section 2(b).

         "Rule 144" means Rule 144 (as currently in effect or as amended or any successor or similar provision) promulgated by the SEC under the Securities Act.

         "Rule 415" means Rule 415 (as currently in effect or as amended or any successor or similar provision) promulgated by the SEC under the Securities Act.

         "SEC" or "Commission" means the United States Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Selling Stockholder" means any Stockholder whose Shares (in whole or in part) are included in a Registration Statement.

         "Shares" means (a) the Conversion Shares, the Coupon Shares and the Warrant Shares and (b) any securities issued or issuable in respect of the Conversion Shares, the Coupon Shares or the Warrant Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger, consolidation or similar event, and any other securities issued pursuant to any other pro rata distribution with respect to such shares of Common Stock. For purposes hereof, a share of Common Stock ceases to be an Conversion Share, a Coupon Share, a Warrant Share or a Share (each as defined herein) when (i) it has been effectively registered under the Securities Act and sold or distributed pursuant to an effective Registration Statement covering it or (ii) it has become eligible, in the opinion of counsel to the Company, to be sold or distributed pursuant to Rule 144(k).

         "Stockholders" has the meaning set forth in the preamble.

         "Trading Day" has the meaning set forth in the Purchase Agreement.

         "Underwritten Offering" means a registration in which securities of the Company are sold to an underwriter for reoffering to the public.

         "Violations" has the meaning set forth in Section 8(a).

         "Warrant Shares" has the meaning set forth in the Recitals.

         2.      Shelf Registration.

                 (a) The Company hereby agrees to use all reasonable efforts to:

                          (i) as soon as practicable after the date hereof, file with the SEC a registration statement for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any successor provision thereto) covering all of the Shares (the "Registration Statement"); and





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                          (ii)    cause the Registration Statement to be
                 declared effective pursuant to the Securities Act as soon as practicable after the date hereof but not later than the Effectiveness Target Date, and subject to Sections 4(d) and 4(f), use all reasonable efforts to keep the Registration Statement continuously effective and available for resale of the Shares under the Securities Act for the period (the "Effectiveness Period") ending on the earlier of (A) the date on which there ceases to be outstanding any Shares and (B) the date on which the Company receives an opinion from its legal counsel ("Company Counsel") to the effect that all Shares can be freely traded without the continued effectiveness of the Registration Statement, and, in the case of (A) or (B), no further Shares are issuable under the Notes or the Warrants.

                 (b) The Company may require each Selling Stockholder to furnish to the Company, within three (3) Business Days after the Closing Date and thereafter promptly as any additional information becomes known to such Selling Shareholder, such information regarding the Selling Stockholder and the distribution of such Selling Stockholder's Shares as is required by law to be disclosed in the Registration Statement (the "Requisite Information").

                          Subject to Section 4(f), the Company shall file
within three (3) Business Days of the receipt of notice from any Selling Stockholder which includes the Requisite Information with respect to such Selling Stockholder, a prospectus supplement pursuant to Rule 424 under the Securities Act (or any successor provision thereto) to amend or supplement the Registration Statement to include in the Registration Statement the Requisite Information as to such Selling Stockholder (and the Shares held by such Selling Stockholder). The Company shall provide each Selling Stockholder a copy of such Prospectus as so amended or supplemented containing the Requisite Information within three (3) Business Days of filing such Prospectus with the Commission in order to permit such Selling Stockholder to comply with the prospectus delivery requirements of the Securities Act in a timely manner with respect to any proposed disposition of such Selling Stockholder's Shares.

                          No Selling Stockholder shall be entitled to use the
Prospectus unless and until such Selling Stockholder shall have furnished the information required by this Section 2(b) in accordance with the first or second paragraph hereof and such information with respect to such Selling Stockholder shall have been included in the Prospectus. If any information furnished to the Company by a Selling Stockholder for inclusion in the Registration Statement or the Prospectus becomes materially misleading, such Selling Stockholder agrees (i) to furnish promptly to the Company all information required to be disclosed in such Registration Statement in order to make the information previously furnished to the Company not materially misleading and (ii) to stop selling or offering for sale Shares pursuant to the Registration Statement until such Selling Stockholder's receipt of the copies of a supplemented or amended Prospectus as contemplated by Section 4(b)(xi) hereof.

         3.      Liquidated Damages.

                 (a) The Company and the Stockholders agree that the Selling Stockholders will suffer damages if the Company fails to fulfill its obligations pursuant to Section 2 hereof and that it would not be possible to ascertain the extent of such damages. Accordingly, the





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Company hereby agrees to pay liquidated damages ("Liquidated Damages") to each
Selling Stockholder under the circumstances and to the extent set forth below:

                          (i) if the Registration Statement is not declared effective by the Commission on or prior to the Effectiveness Target Date (a "Registration Default"); or

                          (ii) if, at any time during the Effectiveness Period for a period of time which shall exceed 20 days in the aggregate in any 360-day period, the Registration Statement has been declared effective by the Commission and such Registration Statement ceases to be effective (without being succeeded on the same day by a post-effective amendment to such Registration Statement that cures such failure and that is immediately declared effective) or use of the Prospectus is suspended pursuant to Section 4(c), except as set forth in Sections 4(e) and 4(f) (an "Effectiveness Default").

In the event of any such Registration Default, the Company shall pay as the sole remedy Liquidated Damages to each Selling Stockholder an amount equal to one percent (1%) of the aggregate principal amount of such Notes held by such Selling Stockholder during such Default (the "Outstanding Principal"), for each 30-day period following the Effectiveness Target Date during which a Registration Default has occurred and is continuing and during which the Average Bid Price of the Common Stock exceeds the Conversion Price by ten percent (10%) during any ten (10) consecutive Trading Days during such 30-day period.

In the event of an initial Effectiveness Default during any 360-day period, the Company shall pay as the sole remedy Liquidated Damages to each Selling Stockholder an amount equal to one percent (1%) of the Outstanding Principal and shall pay an additional amount equal to one and one-half percent (1 1/2%) of the Outstanding Principal for each subsequent 35 day period in such 360-day period during which the Effectiveness Default is continuing.

The Company may elect, at its sole option, by notice to the Holders given at any time prior to the 15 Trading Day period referred to below, to pay any amounts due pursuant to this Section 3, in whole or in part in cash. To the extent the Company does not elect to pay such amounts in cash within such specified time period, the Company shall, by issuing on the next Interest Payment Date following the event that gave rise to the Liquidated Damages the number of shares of the Company's Common Stock (rounded to the nearest whole number), valued as provided below, with an aggregate value equal to the amount of Liquidated Damages to be paid in stock. For this purpose, the shares of the Company's Common Stock shall be valued at the Average Bid Price for the 15 Trading Days ending five (5) days prior to the Interest Payment Date, less a discount of 5% of such Average Bid Price, or if the Conversion Price is then being determined pursuant to the Issuer's Election, less a discount of 10% of such Average Bid Price. In that event, the Company shall, as soon as practicable after the Interest Payment Date, issue and deliver to the Holders a certificate or certificates for the number of shares of Common Stock (rounded to the nearest whole number) issuable to the Holders in payment of Liquidated Damages or shall issue and deliver such shares as otherwise agreed to by the Company and the Holders.

Following the cure of all Registration Defaults or Effectiveness Defaults relating to any Shares, the accrual of Liquidated Damages with respect to such Shares will cease (without





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in any way limiting the effect of any subsequent Registration Default or
Effectiveness Default). A Registration Default shall be cured on the date that Prospectuses are delivered to the Selling Stockholders after the Registration Statement is declared effective by the Commission; and an Effectiveness Default shall be cured on the date Prospectuses are delivered to the Selling Stockholders after a post-effective amendment to the Registration Statement is declared effective or suspension of the use of the Prospectus is withdrawn.

                          Notwithstanding the foregoing, no Selling Stockholder
shall be entitled to Liquidated Damages unless and until such Selling Stockholder shall have provided all information required by Section 2(b).

                 (b) The Company shall notify the Stockholders of a Registration Default or an Effectiveness Default within three (3) Business Days after each and every date on which such Default occurs. Liquidated Damages shall be paid by the Company to the Selling Stockholders entitled to Liquidated Damages on the next Interest Payment Date under the Notes.

                 (c)      All of the Company's obligations set forth in this
Section 3 which are outstanding with respect to any Shares at the time such security ceases to be a Share shall survive until such time as all such obligations with respect to such security have been satisfied in full.

         4.      Registration Procedures.

                 (a) The parties hereto agree that the Shares shall not be sold in any Underwritten Offering and the Company shall in no event be required to cooperate with or pay for any Underwritten Offering.

                 (b) In connection with the Registration Statement and any Prospectus required by this Agreement, during the Effectiveness Period the Company shall, subject to any notice by the Company of the existence of any fact or the happening of any event described in Section 4(b)(iv)(D) and the provisions of Sections 4(d) and 4(g):

                          (i) use all reasonable efforts to keep the Registration Statement continuously effective for the Effectiveness Period; upon the occurrence of any event that would cause the Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) to not be effective or to not be usable for resales of Shares during the Effectiveness Period, the Company shall in the case of clause (A) file promptly an appropriate amendment to the Registration Statement or a supplement to the Prospectus correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use all reasonable efforts to cause such amendment, if applicable, to be declared effective or the Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter;

                          (ii) furnish to each of the Selling Stockholders and to counsel for the Selling Stockholders, before filing with the Commission, copies of the Registration Statement and the Prospectus included therein, and any





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                 pre-effective amendments thereof, which documents shall be subject to the review of the Selling Stockholders and such counsel for a period of at least three (3) Business Days; and shall consider any requests for additions to or modifications of the Registration Statement and the Prospectus, included therein and any pre-effective amendments thereto reasonably made by any Selling Stockholder or counsel for the Selling Stockholders;

                          (iii) use all reasonable efforts to prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective during the Effectiveness Period; use all reasonable efforts to cause the Prospectus to be supplemented by any required Prospectus supplement within the time period specified in Section 2(b) hereof, and as so supplemented, cause the Prospectus to be filed pursuant to Rule 424 under the Securities Act and to comply fully with the applicable provisions of Rule 424 under the Securities Act in a timely manner; and use all reasonable efforts to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement during the Effectiveness Period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Registration Statement or supplement to the Prospectus;

                          (iv) use all reasonable efforts to notify the Selling Stockholders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus, any Prospectus supplement or any post-effective amendment to the Registration Statement applicable to such Stockholder has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Shares for offering or sale in any jurisdiction or of the initiation of any proceeding for any of the preceding purposes or (D) of the existence of any fact or of the happening of any event (but not the substance or details of any such fact or event) that makes untrue any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading;

                          (v) if at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission shall issue an order suspending the qualification or exemption from qualification of the Shares under state securities or Blue Sky laws, use all reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;





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                          (vi)    if requested by any Selling Stockholder,
                 within the period specified in Section 2(b) hereof, use all reasonable efforts to incorporate in the Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment, if necessary, such Requisite Information as such Selling Stockholders request to have included therein, and use all reasonable efforts to make all required filings of any such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 4(b)(vi) that would, in the opinion of Company Counsel, violate applicable law or to include information to which the Company reasonably objects;

                          (vii) deliver to each Selling Stockholder, without charge, as many copies of the Registration Statement and the Prospectus (including each preliminary prospectus intended for public distribution) (including documents incorporated by reference therein and exhibits thereto) and any amendment or supplement thereto as such Selling Stockholder reasonably may request; subject to Section 4(c) below, the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the Selling Stockholders in connection with the offering and the sale of the Shares covered by the Prospectus or any amendment or supplement thereto in conformity with the Plan of Distribution set forth in the Prospectus and in compliance with all applicable laws and this Agreement;

                          (viii) take all such other actions in connection therewith as are reasonable and customary in order to expedite or facilitate the disposition of the Shares pursuant to the Registration Statement contemplated by this Agreement, all to such extent as may be reasonably requested by any Stockholder in connection with any sale or resale pursuant to the Registration Statement contemplated by this Agreement;

                          (ix) prior to any public offering of Shares, cooperate with the Selling Stockholders, and their respective counsel in connection with the registration and qualification of the Shares under the securities or Blue Sky laws of such domestic jurisdictions as the Selling Stockholders may reasonably request; and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Shares covered by the Registration Statement; provided, however, that in no event shall the Company be obligated to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it is not now so qualified, (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject or (iii) subject itself to taxation in any jurisdiction if it is not so subject;

                          (x) cooperate with the Selling Stockholders to facilitate the timely (but in no event later than one (1) Business Day after such request) preparation and delivery of certificates representing Shares to be sold and not bearing any restrictive legends; and enable such Shares to be in such





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                 denominations and registered in such names as the Selling
                 Stockholders may request;

                          (xi) as soon as reasonably practicable after the occurrence of any fact or event of the kind described in
                 Section 4(b)(iv)(D) above, use all reasonable efforts to prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Shares, the Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary, to make the statements made therein not misleading in the light of the circumstances in which they were made; provided, however, that notwithstanding anything to the contrary herein, the Company shall not be required to prepare and file such a supplement or post-effective amendment or document if the fact no longer exists;

                          (xii) make generally available to its security holders, in a regular filing on Form 10-Q or Form 10-K, a consolidated earnings statement meeting the requirements of Rule 158 under the Securities Act (which need not be audited) for the twelve-month period commencing after the effective date of the Registration Statement.

                          (xiii) cause the Common Stock covered by the Registration Statement to be listed on the New York Stock Exchange or such other national securities exchange or automated quotation system on which the Common Stock is then listed or quoted; and

                          (xiv) provide promptly to each Stockholder upon request any document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act.

                 (c) Each Stockholder agrees by acquisition of a Share that, upon receipt of any notice from the Company of the existence of any fact or event of the kind described in Section 4(b)(iv)(D) hereof, such Stockholder shall: (i) keep the fact of such notice confidential and (ii) stop selling or offering for sale Shares pursuant to the Registration Statement until such Stockholder's receipt of the copies of a supplemental or amended Prospectus as contemplated by Section 4(b)(xi) hereof, or until it receives advice in writing from the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Stockholder shall deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in such Stockholder's possession, of the Prospectus covering such Shares that was current at the time of receipt of such notice.

                 (d) Notwithstanding any provision of this Agreement to the contrary, it shall not be a breach or violation of any obligation of the Company hereunder if the Company fails to take any action otherwise required hereunder because, in its reasonable determination, such action would require the Company to disclose material, non-public information that the Company has a bona fide business or legal reason for not disclosing regardless of whether the





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Company caused such material, non-public information to exist; provided, that any suspension of the use of the Prospectus included in the Registration Statement as a result of this Section 4(d) shall not effect the Company's obligation to pay Liquidated Damages pursuant to Section 3.

                 (e) The Company shall have no obligation to keep a Prospectus usable or to give notice that a Prospectus is not usable by a particular Selling Stockholder to the extent such Prospectus is not usable by such Selling Stockholder because current Requisite Information with respect to such Selling Stockholder is not included therein because such Selling Stockholder has not provided such information to the Company in accordance with
Section 2(b).

                 (f) Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to amend the Registration Statement or amend or supplement the Prospectus more often than quarterly if the sole reason for such amendment or supplement is the furnishing of new or amended information from one or more Selling Stockholders, and until any such amendment or supplement is filed, such Selling Stockholder or Selling Stockholders shall not sell any Shares pursuant to the then current Registration Statement and Prospectus.

         5.      Registration Expenses.

                 All expenses incident to the Company's performance of or compliance with this Agreement shall be borne by the Company regardless of whether the Registration Statement becomes effective, including, but not limited to, the following: (i) all registration and filing fees and expenses;
(ii) all fees and expenses associated with compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing of copying (including printing of any certificates evidencing the Shares and copying of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of Company Counsel; (v) all application and filing fees in connection with listing any securities on a national securities exchange or automated quotation system; and (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

                 The Company shall, in any event, bear its own internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

         6. Other Securities. The Company may, in its sole discretion, include in any Registration Statement the issuance of securities by the Company and the sale or distribution of securities previously issued to, or securities issuable upon exercise of options or warrants previously issued to, other persons.

         7. Stockholder Undertakings. Each Stockholder covenants with the Company as follows:





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                 (a)      No Stabilization.  No Stockholder shall effect any
stabilization transactions or engage in any stabilization activity proscribed by Regulation M under the Exchange Act in connection with any securities of the Company during the period of any distribution of the Shares by Selling Stockholders pursuant to any Registration Statement.

                 (b) Brokers. Each Selling Stockholder (i) shall furnish each broker through whom such Selling Stockholder offers the Shares such number of copies of any Prospectus and any supplements thereto or amendments thereof which such broker may require (provided that the Company has provided such Selling Stockholder with such Prospectus, supplements and amendments), (ii) shall inform such broker as to the number of Shares offered through such broker, that such Shares are part of a distribution and that such broker is subject to the provisions of Regulation M under the Exchange Act until such time as such broker has completed the sale of all such Shares, and (iii) shall notify such broker when distribution of the Shares by such Selling Stockholder pursuant to any Registration Statement has been completed or any Registration Statement is no longer effective or is withdrawn.

                 (c) Amendments and Supplements. Each Selling Stockholder shall promptly furnish to each person (including each broker) to whom such Selling Stockholder has delivered copies of the Prospectus an equivalent number of copies of any amendment thereof or supplement thereto (provided that the Company has provided such Selling Stockholder with such amendment or supplement).

                 (d) Transaction Information. Each Stockholder shall report promptly to the Company upon completion of the distribution of such Selling Stockholder's Shares pursuant to any Registration Statement.

                 (e) Exchange Act Compliance. Each Selling Stockholder shall, at any time such Selling Stockholder is engaged in a distribution of the Shares under any Registration Statement, comply to the extent required with Rules 10b-5 and Regulation M (as currently in effect or as amended or any successor or similar provisions) promulgated under the Exchange Act and shall distribute the Shares solely in the manner described in any Registration Statement, and shall not do any of the following during the period from the effective date of any Registration Statement until the completion of any offering of the Shares by such Selling Stockholder pursuant to such Registration Statement:

                          (i) Bid for or purchase, for any account in which such Selling Stockholder or any affiliate of such Selling Stockholder has a beneficial interest, any securities of the Company other than in transactions permitted by Regulation M under the Exchange Act;

                          (ii) Attempt to induce any person to purchase any securities of the Company other than in transactions permitted by Regulation M under the Exchange Act; and

                          (iii) Pay or offer or agree to pay to anyone, directly or indirectly, any compensation for soliciting another to purchase any securities of the Company on a national securities exchange or pay or offer or agree to pay to anyone any





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                 compensation for purchasing securities of the Company on a national securities exchange other than those securities offered by such Selling Stockholder.

                 (f) Publicity; Selling Efforts. Each Selling Stockholder shall not, during the period of any offering by such Selling Stockholder of any Shares under any Registration Statement, use or disseminate any information concerning the Company other than the Prospectus (or any amendment thereof or supplement thereto furnished by the Company) and may not undertake any form of publicity with respect to the Company or engage in any similar activities that may be deemed to be an unlawful selling effort within the meaning of Section 10 of the Exchange Act.

                 (g) Material Nonpublic Information. A Stockholder shall not offer to sell, sell or otherwise enter into any transaction in connection with any Shares if the Stockholder is aware of material nonpublic information regarding the Company or its subsidiaries.

                 (h) Brokerage Commissions. Except as disclosed in the Prospectus, a Selling Stockholder will not pay unusual or special brokerage commissions (other than ordinary brokerage arrangements) on any sales effected through a broker, and no selling arrangement will have been entered into between a Selling Stockholder and any securities dealer or broker.

         8.      Indemnification; Contribution.

                 (a) Indemnification by Company. The Company shall indemnify and hold harmless, to the extent permitted by law, each Selling Stockholder, its officers and directors, partners and stockholders, and each person, if any, who controls such Selling Stockholder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys' fees) insofar as such losses, claims, damages, liabilities and expenses arise out of or are based on (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which Shares owned by such Selling Stockholder were registered under the Securities Act, any Prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any documents filed under state securities or "Blue Sky" laws in connection therewith, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading or (iii) any violations or alleged violation of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law in connection with the offering covered by such Registration Statement (items (i), (ii) and (iii) are collectively referred to herein as "Violations"); and the Company will reimburse each such Selling Stockholder, its officers and directors, partners and stockholders and each person, if any, who controls such Selling Stockholder for reasonable legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any loss, claim, damage, liability or action to the extent that it arises out of or is based on a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any Selling Stockholder, officer, director, or controlling person of any Selling Stockholder; and provided further, however, that the foregoing indemnity shall not inure to the benefit of any Selling Stockholder to the extent such loss, liability claim, damage or expense occurred as a result of any Selling Stockholder's breach of this Agreement.

                 (b) Indemnification by Each Selling Stockholder. In connection with any Registration Statement, the Selling Stockholders shall jointly and severally indemnify and hold harmless, to the extent permitted by law, the Company, the Company's directors and officers, partners and stockholders and each person, if any, who controls (within the meaning of the Securities Act) the Company against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys' fees) insofar as such losses, claims, damages, liabilities and expenses arise out of or are based on a Violation which occurs (i) in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any Selling Stockholder, officer, director, or controlling person of any Selling Stockholder or (ii) in connection with any Selling Stockholder's breach of this Agreement; and the Selling Stockholders will reimburse the Company, its officers and directors, partners and stockholders and each person, if any, who controls the Company for reasonable legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action.

                 (c) Indemnification Procedures. Any person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such person will claim indemnification or contribution pursuant hereto and permit the indemnifying party to participate therein and, to the extent that it desires, jointly with any other indemnifying party similarly situated, to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. If the indemnifying party elects to assume the defense of a claim, it shall not be liable to such indemnified party for legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and except as otherwise provided below; provided, however, that such indemnified party shall, at all times, cooperate in the defense of the indemnified party. The indemnifying party shall be liable to the indemnified party for legal or other expenses incurred by the indemnified party even if the indemnifying party has offered to assume the defense thereof if (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnified party and the indemnifying party in conduct of the defense of such action or
(iii) the indemnifying party shall not in fact have employed counsel to assume the defense of such action. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, then it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim. The indemnifying party will not be subject to any liability for any settlement made without its consent. If the failure of any person to give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification prejudices such indemnifying party, such indemnifying party shall be relieved of its obligation to indemnify such person to the extent that such indemnifying party has been prejudiced; provided, however, that the indemnifying party shall not be so relieved if the failure to give prompt notice to the indemnifying party was beyond the control of the indemnified party. No indemnifying party will consent to entry of any judgment or enter into any settlement agreement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

                 (d) Contribution. If the indemnification provided for in this Section from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses (including without limitation reasonable attorneys' fees) referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (including without limitation reasonable attorneys' fees) in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statements of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys' fees) referred to above shall be deemed to include, subject to the limitations set forth in Section 7(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                 The parties hereto acknowledge that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately-preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Paragraph 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

         9. Termination. This Agreement and the obligations of the Company hereunder shall terminate on the earliest of (a) the first date on which no shares of Common Stock held by any Stockholder constitute Shares hereunder, (b) sixty (60) days after no further Shares are issuable under the Notes or Warrants and (c) the date on which each party hereto agrees in writing to such termination.

         10. Rule 144 Reporting. With a view to making available to the Stockholders the benefits of certain rules and regulations of the SEC that may permit the sale of the Shares to the public without registration, the Company agrees to use commercially reasonable efforts during the term of this Agreement to (a) make and keep public information available, as those terms are understood and defined in Rule 144, (b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act and (c) so long as any Stockholder owns any Shares, furnish to such Stockholder upon written request a written statement by the Company as to the Company's compliance with the reporting requirements of Rule 144, a copy of the most recent annual or quarterly report of the Company and such other reports, documents and information as a Stockholder may reasonably request in availing himself or itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

         11.     Miscellaneous.

                 (a) Successors and Assigns. The registration rights provided hereunder are transferable only to permitted transferees of the Notes and the Warrants as set forth in the terms thereof. Any transfer or assignment in contravention of this Section shall be null and void.

                 (b) Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto and referenced herein constitute the full and entire understanding and agreement between the parties and supersede any other agreement, written or oral, with regard to the subject matter hereof. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the parties hereto.

                 (c) Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by certified or registered mail, postage prepaid with return receipt requested, telecopy (with hardcopy delivered by overnight courier service), or delivered by hand, messenger or overnight courier service, and shall be deemed given when received at the addresses of the parties set forth below, or at such other address furnished in writing to the other parties hereto.

         If to the Company:             SUNSHINE MINING AND REFINING COMPANY
                                        877 W. Main Street, Suite 600
                                        Boise, Idaho 83702
                                        Attention:  John S. Simko, President
                                        (208) 342-0004 (fax)

         with a copy to:                Haynes and Boone, LLP
                                        Suite 3100
                                        901 Main Street
                                        Dallas, Texas  75202
                                        Attention:  Janice V. Sharry
                                        (214) 651-5940 (fax)

         If to the Stockholders:        c/o Stonehill Investment Corp.
                                        110 E. 59th Street
                                        30th Floor
                                        New York, New York  10022
                                        Attention:  John Motulsky
                                        (212) 355-5200 (fax)

         with a copy to:                Proskauer Rose Goetz & Mendelsohn, LLP
                                        1585 Broadway
                                        New York, New York  10036
                                        Attention:  Lawrence H. Budish
                                        (212) 969-2900 (fax)

                 (d) No Third Party Beneficiary, Etc. There shall be no third party beneficiary hereof. Neither the availability of, nor any limit on, any remedy hereunder shall limit the remedies of any party hereto against third parties.

                 (e) Reformation; Severability. In case any provision hereof shall be invalid, illegal or unenforceable, such provision shall be reformed to best effectuate the intent of the parties and permit enforcement thereof, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. If such provision is not capable of reformation, it shall be severed from this agreement and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                 (f) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. Any counterpart may be delivered by facsimile; provided, however, that attachment thereof shall constitute the representation and warranty of the person delivering such signature that such person has full power and authority to attach such signature and to deliver this Agreement. Any facsimile signature shall be replaced with an original signature as promptly as practicable.

                 (g) Titles and Subtitles. The titles of the paragraphs and subparagraphs hereof are for convenience of reference only and are not to be considered in construing this Agreement. References to "Sections" herein are references to sections of this Agreement. The words "herein," "hereof," "hereto" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

                 (h) Governing Law; Attorneys' Fees. This Agreement shall be governed by, construed, interpreted and applied in accordance with the laws of the State of New York, without giving effect to any conflict of laws rules that would refer the matter to the laws of another jurisdiction.

                                   * * * * *

         This Agreement has been executed and delivered as of the date first written above.

                                        The Company:

                                        SUNSHINE MINING AND REFINING COMPANY


                                        By: /s/ WILLIAM W. DAVIS
                                           ----------------------------------
                                           William W. Davis, Executive Vice
                                           President and Chief Financial Officer


                                        The Stockholders:

                                        STONEHILL PARTNERS, L.P.


                                        By: /s/ JOHN MOTULSKY
                                           ----------------------------------
                                           John Motulsky, General Partner

                                        STONEHILL INVESTMENT CORP., for and on
                                        behalf of GRS PARTNERS and
                                        AURORA LIMITED PARTNERSHIP



                                        By: /s/ JOHN MOTULSKY
                                           ----------------------------------
                                           John Motulsky, Vice President

                                        STONEHILL OFFSHORE PARTNERS LIMITED

                                            By:  STONEHILL ADVISORS, LLC



                                            By: /s/ JOHN MOTULSKY
                                               --------------------------------
                                               John Motulsky, Managing Member